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Exhibit 23

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the Registration Statement on Form S-3/A (No. 333-146463) of PharmAthene, Inc. and in the related Prospectus of our report dated March 31, 2008, with respect to the consolidated financial statements of PharmAthene, Inc. included in this Annual Report (Form 10-K) for the year-ended December 31, 2007.

/s/ Ernst & Young LLP
McLean, Virginia
March 31, 2008

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  Exhibit 23
Consent of Independent Registered Public Accounting Firm